SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-TRIAD SYSTEMS CORP

          THE GABELLI PERFORMANCE PARTNERSHIP
                                 1/02/97           35,000-             *DO
          GABELLI INTERNATIONAL LTD
                                 1/14/97            7,000             9.5000
                                 1/14/97           14,000-            9.5000
                                12/04/96            1,000             6.2500
          GABELLI FUNDS, INC.
               THE GABELLI SMALL CAP GROWTH FUND
                                 1/20/97           17,000-            9.6247
          GAMCO INVESTORS, INC.
                                 1/20/97           91,600-            9.5744
                                 1/20/97            6,000-            9.6250
                                 1/17/97           40,000-            9.4375
                                 1/14/97           20,000-            9.5000
                                 1/13/97           40,000-            9.5000
                                 1/13/97            2,000-            9.3750
                                 1/10/97           15,000              *DI
                                12/26/96           20,000-             *DO
          GABELLI ASSOCIATES LTD
                                 1/20/97           51,000-            9.5549
          GABELLI & COMPANY MARKET MAKING ACCOUNT
                                 1/03/97            1,000-            9.5000













          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.

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